UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 29, 2009 (June 26, 2009)

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b)

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

ITEM 1.01                         Entry into a Material Definitive Agreement.

On June 26, 2009, Arch Capital Group Ltd. (the “Company”) signed the Second Amendment (the “Second Amendment”) to the Second Amended and Restated Credit Agreement (the “Second Credit Agreement”), dated as of August 30, 2006, and as amended on October 1, 2007, by and among the Company, Arch Capital Group (U.S.) Inc. and the following subsidiaries of the Company designated as subsidiary borrowers (each, a “Subsidiary Borrower”), Arch Reinsurance Ltd. (“ARL”), Arch Reinsurance Company, Arch Insurance Company, Arch Specialty Insurance Company, Arch Excess & Surplus Insurance Company, Arch Indemnity Insurance Company (formerly Western Diversified Casualty Insurance Company) and Arch Insurance Company (Europe) Limited with Barclays Bank Plc (“Barclays”), The Bank of New York, Calyon, New York Branch, Citibank, N.A., ING Bank N.V., London Branch (“ING”), Lloyds TSB Bank plc (“Lloyds TSB”) and Wachovia Bank, N.A., as documentation agents, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein.

On June 26, 2009, ARL, a subsidiary of the Company, as obligor, signed the Amendment (the “Amendment”) to the Letter of Credit and Reimbursement Agreement (the “Agreement”), dated as of December 12, 2007, with Lloyds TSB, as agent, Lloyds TSB, ING, and Barclays, as original lenders, and Lloyds TSB as mandated lead arranger.

The Second Amendment and the Amendment each provide that indebtedness incurred by Arch Investments I LLC (“Arch LLC”), a wholly-owned indirect subsidiary of both the Company and ARL, for the purpose of participating in the Term Asset-Backed Securities Loan Facility (“TALF”) will be a form of permitted indebtedness.  In addition, the assets and liabilities of Arch LLC will be excluded from certain calculations in the Second Credit Agreement and the Agreement.

Each of the Second Amendment and the Amendment is attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and is incorporated herein by reference.  The Second Credit Agreement was filed as an exhibit to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2006.  The Agreement was filed as an exhibit to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2007.

ITEM 2.03                         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference.

ITEM 9.01                         Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1

Second Amendment, dated as of June 26, 2009, to the Second Amended and Restated Credit Agreement, dated as of August 30, 2006, as amended on October 1, 2007, by and among Arch Capital Group Ltd., Arch Capital Group (U.S.) Inc., Arch Reinsurance Ltd., Arch Reinsurance Company, Arch Insurance Company, Arch Specialty Insurance Company, Arch Excess & Surplus Insurance Company, Arch Indemnity Insurance Company (formerly Western Diversified Casualty Insurance Company) and Arch Insurance Company (Europe) Limited, with Barclays Bank Plc, The Bank of New York, Calyon, New York Branch, Citibank, N.A., ING Bank N.V., London Branch, Lloyds TSB Bank plc, and Wachovia Bank, N.A., as documentation agents, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein

10.2

Amendment, dated as of June 26, 2009, to the Letter of Credit and Reimbursement Agreement, dated as of December 12, 2007, by and among Arch Reinsurance Ltd., as obligor, Lloyds TSB Bank plc, as agent, Lloyds TSB Bank plc, ING Bank N.V., London Branch and Barclays Bank plc, as original lenders, and Lloyds TSB Bank plc, as mandated lead arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: June 29, 2009	By:	/s/ Constantine Iordanou
Name: Constantine Iordanou
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1

Second Amendment, dated as of June 26, 2009, to the Second Amended and Restated Credit Agreement, dated as of August 30, 2006, as amended on October 1, 2007, by and among Arch Capital Group Ltd., Arch Capital Group (U.S.) Inc., Arch Reinsurance Ltd., Arch Reinsurance Company, Arch Insurance Company, Arch Specialty Insurance Company, Arch Excess & Surplus Insurance Company, Arch Indemnity Insurance Company (formerly Western Diversified Casualty Insurance Company) and Arch Insurance Company (Europe) Limited, with Barclays Bank Plc, The Bank of New York, Calyon, New York Branch, Citibank, N.A., ING Bank N.V., London Branch, Lloyds TSB Bank plc, and Wachovia Bank, N.A., as documentation agents, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein

10.2

Amendment, dated as of June 26, 2009, to the Letter of Credit and Reimbursement Agreement, dated as of December 12, 2007, by and among Arch Reinsurance Ltd., as obligor, Lloyds TSB Bank plc, as agent, Lloyds TSB Bank plc, ING Bank N.V., London Branch and Barclays Bank plc, as original lenders, and Lloyds TSB Bank plc, as mandated lead arranger